First Midwest Bancorp, Inc.

PRESENTATION MATERIALS

APRIL 2019

2018: BUILDING ON OUR MOMENTUM

1 **We continue to drive strong legacy growth against a backdrop of industry consolidation, higher rates and strong competition, including:**

- Robust and diverse loan growth
- A strong core deposit foundation
- Expanded sales of Treasury Management services
- A market-leading Wealth Management business

2 **We began executing on our Delivering Excellence initiative**

- Leverages our colleagues, greater scale and technology to provide
  - An enhanced client experience that is already superior
  - A more efficient platform for future growth

3 **We completed or announced 3 strategic acquisitions that serve to strengthen our presence in metro Chicago and the Midwest and add ~$1.8bn in total assets and ~ $800mm in AUM**

4 **We made meaningful investments in our Company, positioning ourselves and our investors for future success**

- Entered 2019 as a ~$16bn commercial bank
- Enhanced our position as one of Chicago's and the Midwest's premier financial institutions with a collective drive to help our clients achieve financial success

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

FIRST MIDWEST TODAY

A Premier Commercial Bank

- **Multi-state, Midwestern reach**
  - **3rd largest independent Illinois-based bank**
  - **#11 deposit share in Chicago MSA; #2 in South Metro**
- **$16bn in total assets**
- **$12bn in total deposits**
- **$12bn in AUM**
- **Over 2,000 colleagues**

Assets have grown at 11% CAGR since 2014

With a Robust Distribution Network



Milwaukee/SE Wisconsin
Wisconsin
McHenry & Lake Counties
Chicago
Iowa
Quad Cities
NW Indiana
Joliet
Knox County
Indiana
Illinois
Vermilion & Champaign Counties
DeKalb County



$9bn
Peoples Bank ($110mm)
$10bn
NB&T ($0.7bn)
$11bn
Standard ($2.6bn)
$14bn
Northern States ($0.6bn)
$16bn
$16bn
2014
2015
2016
2017
2018
Q1 '19

BRIDGEVIEW CLOSING MAY 9, 2019 ADDING ~$1.3BN IN ASSETS

Source: Company filings and SNL Financial
Note: Financial information reflects data as of March 31, 2019.
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

POSITIONED FOR CONTINUED SUCCESS

VISION
Being the partner of choice for financial services in the markets we serve, and one of the nation's top performing banks

MISSION
Helping our clients achieve financial success.

VALUES
Serving our clients with integrity, service, responsibility and passion.

Our vision, mission, and values drive a culture that is centered on client needs, rooted in service excellence, guided by technological change, invested in bettering our communities and focused on attracting top industry talent.

Build the Strongest Team | Grow & Diversify Revenues | Balance Risk & Investment | Strategic Expansion

PLATFORM FOR CONTINUED GROWTH

Strategic Priorities

Build the Strongest Team

- Facilitate culture to inspire and engage colleagues
- Empower leaders to build and motivate high performing teams

Grow & Diversify Revenues

- Investments in capabilities, processes and technology

Balance Risk & Investment

- Adapt to client needs
- Improve and accelerate service delivery
- Manage risk and compete in a complex digital world

Strategic Expansion

- Disciplined acquisitions
- Build scale and core funding in metro Chicago and adjacent markets through targeted investment in key talent and capabilities

CORE EARNINGS MOMENTUM

INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Underlying Operating Performance, Aided by "Delivering Excellence"
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

LOW COST, CORE FUNDING

Average Deposits and Composition



10% Growth in Average Deposits
$11,025
$11,378
$11,559
$12,002
$12,165
16%
16%
18%
18%
32%
16%
16%
18%
18%
32%
17%
15%
19%
17%
32%
19%
15%
18%
17%
31%
22%
15%
17%
17%
29%
78% Core
Demand
Savings
NOW
Money market
Time
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

Cost of Deposits



0.90%
0.70%
0.50%
0.30%
0.10%
0.45%
0.54%
0.66%
0.78%
0.87%
0.22%
0.28%
0.36%
0.44%
0.55%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
First Midwest
Peers (2)

- **Granularity and tenure of deposit base provides a competitive advantage**
  - **64% Retail, 26% Commercial, 10% Public**
- **Core deposit ratio of 78%; average tenure 13 years**

- **Increasing deposit costs due to higher time deposit mix**
- **Cost of deposits ~30bps less than peers[(2)]**

STRONG CORE DEPOSIT FOUNDATION; MIX AND TENURE PROVIDE A COMPETITIVE ADVANTAGE

Dollars in millions; Balances shown are QTD averages
Source: Company filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

DIVERSIFIED LOAN PORTFOLIO

Growing, Diversifying Our Loan Portfolio



8% Growth in Gross Loans
$10,677
$10,892
$11,051
$11,447
$11,569
19%
19%
20%
20%
20%
30%
29%
28%
28%
28%
13%
13%
12%
12%
12%
38%
39%
40%
40%
40%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
C&I and agricultural
Owner-occupied CRE
Investor CRE
Consumer

Credit Trends



0.75%
0.50%
0.25%
0.00%
0.62%
0.36%
0.29%
0.26%
0.32%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
NCOs/ Avg Loans(3)

- **Granular, diversified loan mix remains relatively unchanged**
- **Loan yield, excluding accretion[1], of 4.93%, up 13 bps from Q4' 18 and 52 bps from Q1 '18, reflective of higher rates**
- **NCOs/Avg Loans of 0.32% within normalized range**

Dollars in millions
Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

OPERATING PERFORMANCE STRONG AWAY FROM HEADWINDS

NIM, Adjusted(1)


3.90%
3.80%
3.70%
3.60%
3.50%
3.64%
3.77%
3.79%
3.81%
3.86%
- Benefits of higher rates and growth more than offset higher funding costs
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

Fee Income Ratio(1)


23%
22%
21%
20%
19%
18%
22%
21%
20%
19%
19%
- Impacted by strong NII growth in rising rate environment and fee income fluctuations that can occur quarter to quarter
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

Efficiency Ratio(1)


62.0%
61.0%
60.0%
59.0%
58.0%
57.0%
56.0%
55.0%
61%
60%
56%
55%
56%
- Recurring benefits of Delivering Excellence began to be realized in the second half of 2018
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

EPS, Adjusted(1)


$0.60
$0.40
$0.20
- Benefits from higher interest rates, strong loan growth, and Delivering Excellence, seasonally impacted
$0.33
$0.40
$0.46
$0.48
$0.46
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

RECENT ACQUISITIONS

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits	At Announcement AUM
Pending Acquisitions					
Bridgeview Bancorp	1971	May 2019	$1.3	$1.0	—
Bank Acquisitions					
Northern States Financial	1962	Oct. 2018	$0.5	$0.4	—
Standard Bancshares	1947	Jan. 2017	$2.5	$2.2	$0.3
NI Bancshares	1867	Mar. 2016	$0.6	$0.6	$0.7
Peoples Bancorp	1999	Dec. 2015	$0.1	$0.1	—
Great Lakes Financial	1896	Dec. 2014	$0.6	$0.5	—
Branch Acquisitions					
Popular Community	–	Aug. 2014	$0.7	$0.7	
Non-Bank Acquisitions					
Northern Oak	1975	Jan. 2019	—	—	$0.8
Premier Asset Management	2001	Feb. 2017	—	—	$0.6
Total, excludes pending acquisitions			$5.0	$4.5	$2.4

Driving Operating Leverage



3.45%
3.25%
3.05%
2.85%
2.65%
3.17%
3.10%
2.98%
2.81%
2.79%
2015
2016
2017
2018
Q1 '19
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[4]



Organic Growth
Acquisitions
Total Asset Growth CAGR of 11%; Organic Asset CAGR of 5%
$9
$1
$8
$10
$2
$8
$11
$2
$9
$14
$4
$10
$16
$5
$11
$16
$5
$11
2014
2015
2016
2017
2018
Q1 '19

Dollars in billions

Source: Company regulatory filings and SNL Financial

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc.

FINANCIAL REVIEW AND OUTLOOK

Q1 '19 HIGHLIGHTS

EPS

- Increased EPS to $0.43, up from $0.39 for Q4 '18 and $0.33 for Q1 '18
  - Generated EPS, adjusted[1] of $0.46, seasonally down 4% from Q4 '18 and up 39% from Q1 '18

Loans and Deposits

- Grew loans to $12bn, up 4% annualized from Q4 '18 and 8% from Q1 '18
- Increased total average deposits to $12bn, up 10% from Q1 '18

NII and NIM

- Expanded NII to $139mm, consistent with Q4 '18 and up 17% from Q1 '18
- Increased NIM[1] to 4.04%, up 8 bps from Q4 '18 and 24 bps from Q1 '18

Asset Quality

- Reported NPAs to total loans plus OREO of 0.79%, up 9 bps from Q4 '18 and down 13 bps from Q1 '18

Noninterest Income

- Noninterest income down 4% from Q4 '18 and 2% from Q1 '18

Noninterest Expense

- Controlled noninterest expense, reporting an efficiency ratio[1] of 56%, consistent with Q4 '18 and down from 61% in Q1 '18

Capital

- Generated CET1 capital of 10.52%, up 32 bps from Q4 '18 and 87 bps from Q1 '18
- Announced a share repurchase program authorizing the Company to repurchase up to $180mm of its common stock

Dividends

- Declared dividends per share of $0.12, consistent with Q4 '18 and up 9% from Q1 '18

SOLID QUARTER IN-LINE WITH GUIDANCE
CAPITAL GENERATED PROVIDES FUTURE FLEXIBILITY

Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NET INTEREST INCOME

Net Interest Income Composition and Trend

	Quarters Ended				
	Q1 '18	Q2 '18	Q3 '18	Q4 '18	**Q1 '19**
Total interest-earning assets	$12,752	$13,181	$13,473	$13,998	**$14,035**
NIM[1]	3.80 %	3.91 %	3.92 %	3.96 %	**4.04 %**
Accretion	(0.16)%	(0.14)%	(0.13)%	(0.15)%	**(0.18)%**
NIM, adjusted[1]	3.64 %	3.77 %	3.79 %	3.81 %	**3.86 %**



$119
$5
$128
$4
$132
$5
$139
$5
$139
$6
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
NII
Accretion

Highlights

- NII consistent with Q4 '18 and up 17% from Q1 '18
  - Accretion up $1mm from Q4 '18 and Q1 '18
- NIM, adjusted[1] of 3.86%, up 5 bps from Q4 '18 and 22 bps from Q1 '18
  - Reflective of higher rates and earning asset growth, partially offset by higher funding costs
- Strong core deposit base allowed for modest increase in funding costs through 4 rate hikes since Q1 '18

Dollars in millions
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NONINTERST INCOME

Noninterest Income Composition and Trend



$36
$37
$35
$36
$35
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income (5)

Highlights

- Noninterest income down 4% from Q4 '18 and 2% from Q1 '18
  - Seasonality of deposit service charges, card-based and capital markets compared to Q4 '18
  - Mortgage banking impacted by lower MSRs
    - MSRs down $400m from Q4 '18 and $1.1mm from Q1 '18
  - Partially offset by higher fees due to Northern States and Northern Oak acquisitions
- AUM of ~$12bn, increasing 16% from Q4 '18 driven by Northern Oak and market recovery
  - Wealth management fees grew 6% from both Q4 '18 and Q1 '18

Dollars in millions
Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NONINTEST EXPENSE

Noninterest Expense Composition and Trend

	Q1 '18	Q2 '18	Q3 '18	Q4 '18	**Q1 '19**
	Quarters Ended				
As reported	$ 95	$ 113	$ 96	$ 111	**$ 102**
A&I related expenses	—	—	—	(10)	**(4)**
Delivering Excellence implementation costs	—	(15)	(2)	(3)	**—**
As adjusted[1]	$ 95	$ 98	$ 94	$ 98	**$ 98**



$95
$98
$94
$98
$98
61%
60%
56%
55%
56%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Salaries & benefits
Occupancy & equipment
Professional services
Technology
Other noninterest expense (6)
Efficiency ratio (1)

Highlights

- Noninterest expense, adjusted[1] of $98mm
  - Consistent with Q4 '18 and up 3% from Q1 '18
- Controlled expenses as Delivering Excellence recurring benefits continue to be realized
  - Efficiency ratio[1] of 56%, consistent with Q4 '18 and down from 61% for Q1 '18
  - $5mm of quarterly recurring Delivering Excellence benefits now realized

Dollars in millions
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

LOAN PORTFOLIO AND CREDIT TRENDS



Non-performing Assets
1.25%
1.00%
0.75%
0.50%
0.92%
0.70%
0.74%
0.70%
0.79%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
NPAs / Loans + OREO



PPPLs
5.00%
4.00%
3.00%
2.00%
3.04%
3.77%
3.83%
3.72%
4.19%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
PPPLs / Corporate Loans



Allowance
1.25%
1.00%
0.75%
0.50%
0.90%
0.90%
0.91%
0.90%
0.91%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Allowance / Loans

Highlights

- NPAs reflective of normal fluctuations that can occur on a quarterly basis
- PPPLs increased due primarily to higher levels of C&I and CRE loans in this classification, for which management has specific monitoring and remediation plans; levels continue to reflect benign credit environment

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

CAPITAL

	Q1 '18	Q2 '18	Q3 '18	Q4 '18	**Q1 '19**
Company Regulatory Capital Ratios:					
• **CET1 capital to RWA**	9.7%	9.7%	9.9%	10.2%	**10.5%**
• **Tier 1 capital to RWA**	10.1%	10.1%	10.3%	10.2%	**10.5%**
• **Total capital to RWA**	12.1%	12.1%	12.3%	12.6%	**12.9%**
Other Company Capital Ratios[(1)]:					
• **TCE to tangible assets**	8.2%	8.0%	8.2%	8.6%	**9.0%**
• **TCE to RWA**	9.2%	9.2%	9.3%	9.8%	**10.3%**
• **Dividend payout ratio**	33.3%	37.9%	21.2%	30.8%	**27.9%**

Highlights

- Capital ratios up due to strong earnings and ~25bps impact, or $47.3mm, of deferred gain, net of tax, from the new leasing standard, partially offset by the Northern Oak acquisition and the impact of loan and security growth on RWA
- Announced a share repurchase program authorizing the Company to repurchase up to $180mm of its common stock

CAPITAL LEVELS IN-LINE WITH PEERS, PROVIDING FUTURE FLEXIBILITY

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

Q1 '19 OUTLOOK RECAP, INCLUDES BRIDGEVIEW

Loans and Deposits **(unchanged)**
- High-single to low-double digit loan growth
- Deposit growth commensurate with loan growth

NII and NIM **(NII unchanged, NIM updated)**
- Low to mid-double digit NII growth
  - Dependent on rates, earning asset growth, and funding costs
  - Includes accretion of $30mm
- NIM pressure expected for the remainder of year due to rates, Bridgeview, and potential actions to reduce rate sensitivity

Noninterest Income **(unchanged)**
- High-single to low-double digit growth for the year

Noninterest Expense **(unchanged)**
- Q4 '18 run rate of $98mm plus 3% inflation and ~$4mm for Bridgeview in Q2 '19, ~$6mm each in Q3 and Q4 '19

Asset Quality **(unchanged)**
- NCOs expected in the low to mid-30 bps range
- Provision expense approximates NCOs and loan growth

Taxes **(unchanged)**
- Effective tax rate expected to be approximately 25%

Capital
- Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

FINANCIAL RESULTS

	Q1 '18	Q4 '18	Q1 '19
NII	$ 119	$ 139	$ **139**
Loan Loss Provision	15	10	**10**
Noninterest Income	36	36	**35**
Noninterest Expense	95	111	**102**
Income before Income Taxes	45	54	**62**
Income Tax Expense	10	13	**16**
Net Income	$ 35	$ 41	$ **46**
EPS	$ 0.33	$ 0.39	$ **0.43**
EPS, Adjusted[(1)]	$ 0.33	$ 0.48	$ **0.46**
ROATCE	12.5%	13.4%	**14.4%**
ROATCE, Adjusted[(1)]	12.5%	16.4%	**15.3%**
Efficiency Ratio[(1)]	61%	55%	**56%**

Highlights

- Increased EPS to $0.43, up from $0.39 for Q4 '18 and $0.33 for Q1 '18
  - EPS, adjusted[(1)] of $0.46, seasonally down 4% from Q4 '18 and up 39% from Q1 '18
  - Produced ROATCE, adjusted[(1)] of 15.3%, down 111 bps from Q4 '18 and up 281 bps Q1 '18
- Expanded NII to $139mm, consistent with Q4 '18 and up 17% from Q1 '18
- Increased NIM to 4.04%, up 8 bps from Q4 '18 and 24 bps from Q1 '18
- Controlled noninterest expenses, reporting an efficiency ratio[(1)] of 56%, consistent with Q4 '18 and down from 61% in Q1 '18

Dollars in millions, except per share data
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

BUILDING OUR FUTURE

DELIVERING EXCELLENCE



2018
2019
2020
2021
Recurring benefit
$5
$5
$22
$2
$20
$26
$5
$21
$27
$5
$22
Implementation costs
-$20
$-2
$-1
$0
Net impact
-$15
$20
$25
$27

- Immediate, sustainable profit improvement largely complete
  - Cost reductions in 2018 reflected:
    - Closed and consolidated 19 locations
    - 7% staff reduction, nearly half through attrition
    - Recurring benefits of $5mm per quarter fully realized in Q1 '19
- 1 year earnback period, solely on lower costs
- Revenue growth expected to fund future investment needs

ENHANCES AN ALREADY SUPERIOR CLIENT EXPERIENCE; STRENGTHENS OPERATIONAL LEVERAGE

Note: Recurring benefits and implementation costs for 2019, 2020, and 2021 represent the projected financial impact.

Cost Revenue

WELL-POSITIONED FOR GROWTH, FUTURE OPPORTUNITIES

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for raising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, approximately 40 banks between $350mm and $4bn in assets(7)
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
I74 / I55

WELL-POSITIONED FOR FUTURE GROWTH, CAPTIAL LEVELS PROVIDE FUTURE FLEXIBILITY

Source: SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

OVERVIEW OF BRIDGEVIEW

Transaction Highlights

Compelling Rationale

- Expands greater Chicagoland presence
- Attractive deposit franchise
- In-market, low-risk integration

Financially Attractive

- Full year EPS accretion of ~5%, or $0.11, in 2020(8)
- Tangible book value earn back of ~3 years(9)
- Internal rate of return in excess of 20%

Valuation Multiples

- ~1.3x tangible book value per share
- Core deposit premium of 4.0%
- 9.4x LTM earnings including fully phased-in after-tax cost savings

Transaction Assumptions

- ~40% reduction in Bridgeview's total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

December 31, 2018 Financial Snapshot

- $1.3bn of total assets
- $1.0bn of deposits
- $800mm of loans

Branch Networks



Harvard
Woodstock
Crystal Lake
Lake in the Hills
Carpentersville
Elgin
Streamwood
St Charles
Geneva
Batavia
Yorkville
Braidwood
Wheaton
Carol Stream
Addison
Elmhurst
Oak Park
Chicago
Cicero
Burbank
Darien
Woodridge
Romeoville
New Lenox
Highland Park
Northbrook
Glenview
Evanston
Lake Forest
North Chicago
Palatine
Calumet City
Gary
Portage
Hobart
Schererville
Chicago Heights

First Midwest
Bridgeview

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Underlying Operating Performance, Aided by "Delivering Excellence"
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

APPENDIX

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's Delivering Excellence initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including First Midwest's proposed acquisition of Bridgeview, estimated synergies, cost savings and financial benefits of completed transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and in First Midwest's subsequent filings made with the SEC. These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

ADDITIONAL INFORMATION

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Bridgeview, First Midwest has filed a registration statement on Form S-4 (333-229674) with the SEC. The registration statement includes a proxy statement of Bridgeview, which also constitutes a prospectus of First Midwest, that has been sent to Bridgeview stockholders. Investors and stockholders are advised to read the registration statement and proxy statement/prospectus because it contains important information about First Midwest, Bridgeview and the proposed transaction. This document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bridgeview upon written request to Bridgeview Bancorp, Inc., Attn: Chief Financial Officer, 4753 North Broadway, Chicago, Illinois 60640 or by calling (708) 594-7400.

Participants in this Transaction

First Midwest, Bridgeview and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bridgeview stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus regarding the proposed Bridgeview transaction. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 4, 2019 and First Midwest's annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes may be useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, ROATCE, adjusted, tax-equivalent NII, tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest expense, adjusted, TCE to tangible assets, TCE to RWA, and dividend payout ratio, adjusted.

The Company presents EPS, the efficiency ratio, ROATCE, and dividend payout ratio, all adjusted for certain significant transactions. These transactions include A&I related expenses associated with completed and pending acquisitions (Q1 '19, Q4 '18, and Q3 '18), Delivering Excellence implementation costs (Q1 '19, Q4 '18, Q3 '18, and Q2 '18), and certain income tax benefits (Q3 '18). Management believes excluding these transactions from EPS, the efficiency ratio, ROATCE, and dividend payout ratio may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding A&I related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest expense, adjusted, which excludes Delivering Excellence implementation costs and A&I related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented at the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, the Company presents tax-equivalent NIM, adjusted, which excludes acquired loan accretion. Management believes this ratio may enhance comparability for peer comparison purposes and may be useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, TCE measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19
EPS					
Net income	$ 33,510	$ 29,600	$ 53,352	$ 41,408	$ 46,058
Net income applicable to non-vested restricted shares	(311)	(240)	(441)	(320)	(403)
Net income applicable to common shares	$ 33,199	$ 29,360	$ 52,911	$ 41,088	$ 45,655
Acquisition and integration related expenses, net of tax	—	—	45	7,165	2,768
Delivering Excellence implementation costs, net of tax	—	11,261	1,679	2,369	193
Income tax benefits[10]	—	—	(7,798)	—	—
Total adjustments to net income, net of tax	—	11,261	(6,074)	9,534	2,961
Net income applicable to common shares, adjusted	$ 33,199	$ 40,621	$ 46,837	$ 50,622	$ 48,616
Weighted-average common shares outstanding (basic)	101,922	102,159	102,178	105,116	105,770
Dilutive effect of common stock equivalents	16	0	0	—	—
Weighted-average diluted common shares outstanding	101,938	102,159	102,178	105,116	105,770
Basic EPS	$ 0.33	$ 0.29	$ 0.52	$ 0.39	$ 0.43
Diluted EPS	$ 0.33	$ 0.29	$ 0.52	$ 0.39	$ 0.43
Diluted EPS, adjusted	$ 0.33	$ 0.40	$ 0.46	$ 0.48	$ 0.46
Dividends declared per share	$ 0.11	$ 0.11	$ 0.11	$ 0.12	$ 0.12
Dividend payout ratio	33.3%	37.9%	21.2%	30.8%	27.9%
Efficiency Ratio Calculation					
Noninterest expense	$ 95,582	$ 113,416	$ 96,477	$ 110,828	$ 102,110
Net OREO expense	(1,068)	256	413	(763)	(681)
Acquisition and integration related expenses	—	—	(60)	(9,553)	(3,691)
Delivering Excellence implementation costs	—	(15,015)	(2,239)	(3,159)	(258)
Total noninterest expense for efficiency ratio calculation	$ 94,514	$ 98,657	$ 94,591	$ 97,353	$ 97,480
Tax-equivalent NII[11]	$ 119,538	$ 128,442	$ 133,161	$ 139,755	$ 140,132
Noninterest income	35,517	36,947	35,666	36,462	34,906
Total	$ 155,055	$ 165,389	$ 168,827	$ 176,217	$ 175,038
Efficiency ratio	61%	60%	56%	55%	56%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19
Return on Average Tangible Common Equity					
Net income applicable to common shares, adjusted	$ 33,199	$ 40,621	$ 46,837	$ 50,622	$ 48,616
Intangibles amortization, net of tax	1,294	1,345	1,329	1,558	1,772
Net income applicable to common shares, excluding intangible amortization, adjusted	$ 34,493	$ 41,966	$ 48,166	$ 52,180	$ 50,388
Average stockholders' equity	$ 1,873,419	$ 1,890,727	$ 1,909,330	$ 2,015,217	$ 2,138,281
Less: average intangible assets	(753,870)	(753,887)	(752,109)	(754,495)	(803,408)
Average tangible common equity	$ 1,119,549	$ 1,136,840	$ 1,157,221	$ 1,260,722	$ 1,334,873
ROATCE	12.5%	10.8%	18.6%	13.4%	14.4%
ROATCE, adjusted	12.5%	14.8%	16.5%	16.4%	15.3%
TCE					
Stockholders' equity	$ 1,869,287	$ 1,883,563	$ 1,917,675	$ 2,054,998	$ 2,159,471
Less: goodwill and other intangible assets	(754,814)	(753,020)	(751,248)	(790,744)	(808,852)
TCE	$ 1,114,473	$ 1,130,543	$ 1,166,427	$ 1,264,254	$ 1,350,619
Total assets	$ 14,379,971	$ 14,818,076	$ 14,961,499	$ 15,505,649	$ 15,817,769
Less: goodwill and other intangible assets	(754,814)	(753,020)	(751,248)	(790,744)	(808,852)
Tangible assets	$ 13,625,157	$ 14,065,056	$ 14,210,251	$ 14,714,905	$ 15,008,917
RWA	$ 12,135,662	$ 12,345,200	$ 12,500,342	$ 12,892,180	$ 13,131,237
TCE to tangible assets	8.2%	8.0%	8.2%	8.6%	9.0%
TCE to RWA	9.2%	9.2%	9.3%	9.8%	10.3%
Tax-Equivalent NII / NIM					
NII	$ 118,563	$ 127,403	$ 132,027	$ 138,629	$ 139,024
Tax-equivalent adjustment	975	1,039	1,134	1,126	1,108
Tax-equivalent NII[11]	$ 119,538	$ 128,442	$ 133,161	$ 139,755	$ 140,132
Less: acquired loan accretion	(5,112)	(4,445)	(4,565)	(5,426)	(6,369)
Tax-equivalent NII, adjusted[11]	$ 114,426	$ 123,997	$ 128,596	$ 134,329	$ 133,763
Average interest-earning assets	$ 12,751,526	$ 13,181,410	$ 13,472,619	$ 13,998,008	$ 14,035,361
NIM[11]	3.80%	3.91%	3.92%	3.96%	4.04%
NIM, adjusted[11]	3.64%	3.77%	3.79%	3.81%	3.86%
Fee Income Ratio					
Noninterest income	$ 35,517	$ 36,947	$ 35,666	$ 36,462	$ 34,906
Less: other noninterest income	(2,471)	(2,121)	(2,164)	(2,880)	(2,494)
Fee-based revenues	33,046	34,826	33,502	33,582	32,412
Tax-equivalent net interest income[11]	119,538	128,442	133,161	139,755	140,132
Total revenue for fee income ratio	$ 152,584	$ 163,268	$ 166,663	$ 173,337	$ 172,544
Fee income ratio[12]	22%	21%	20%	19%	19%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes.

GLOSSARY OF TERMS

Allowance - Allowance for credit losses
A&I - Acquisition and integration expense
AUM - Assets under management
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CAGR - Compound annual growth gate
CET1 - Common equity Tier 1
CFPB - Consumer Financial Protection Bureau
Core Deposits - Includes demand, savings, money market, and NOW accounts
CRE - Commercial real estate
EPS - Earnings per share
The Company or First Midwest - First Midwest Bancorp, Inc.
GAAP - U.S. Generally accepted accounting principles
LTM - Last twelve months
M&A - Merger and acquisition
mm - Million
MSA - Deposit market share
MSR - Mortgage servicing rights
Northern Oak - Northern Oak Wealth Management, Inc.
NOW - Negotiable order of withdrawal
NPAs - Non-performing assets
NCOs - Net charge-offs
NII - Net interest income
NB&T - NI Bancshares Corporation
NIM - Tax-equivalent net interest margin
Northern States - Northern States Financial Corporation
Premier - Premier Asset Management LLC
PPPLs - Corporate Performing Potential Problem Loans
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
Standard - Standard Bancshares, Inc.
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets
YTD - Year-to-date

FOOTNOTES

(1) Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

(2) Refer to the Company's 2019 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. Excludes MB Financial, Inc. due to merger with Fifth Third Bancorp.

(3) Annualized based on the number of days for each period presented.

(4) Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

(5) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

(6) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

(7) Reflects data for the Chicago-Naperville-Elign, IL-IN-WI (Metro) MSA.

(8) Based on First Midwest's 2020 analyst consensus earnings estimates on a standalone basis.

(9) Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.

(10) Includes certain income tax benefits related to preparing the Company's 2017 tax return.

(11) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%.

(12) Fee-based revenues, adjusted divided by total revenue for fee income ratio.